GROWTH STOCK FUND
(A PORTFOLIO OF INSURANCE MANAGEMENT SERIES)
--------------------------------------------------------------------------------
SUPPLEMENT TO GROWTH STOCK FUND PROSPECTUS DATED SEPTEMBER 30, 1995.

 A. Please insert the following "Financial Highlights" table as page 1 of the prospectus:


GROWTH STOCK FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated February 7, 1996, on the Fund's financial statements for the year ended December 31, 1995, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                                PERIOD ENDED
                                                                                            DECEMBER 31, 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $10.00
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
  Net investment income                                                                             0.03
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                            0.27
-----------------------------------------------------------------------------------------        -------
  Total from investment operations                                                                  0.30
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $10.30
-----------------------------------------------------------------------------------------        -------
TOTAL RETURN (B)                                                                                    3.00%
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
  Expenses                                                                                          0.85%*
-----------------------------------------------------------------------------------------
  Net investment income                                                                             1.91%*
-----------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                 76.95%*
-----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                           $368
-----------------------------------------------------------------------------------------
  Portfolio turnover                                                                                   4%
-----------------------------------------------------------------------------------------


  * Computed on an annualized basis.
 (a) Reflects operations for the period from November 9, 1995 (date of initial public investment) to December 31, 1995.
 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended December 31, 1995, which can be obtained free of charge.



 B. Please insert the following as the fourth paragraph of the sub-section entitled "Voting Rights" on page 10 of the prospectus:

As of January 31, 1996, Aetna Insurance Co. of America, Hartford, Connecticut, and Aetna Life Insurance & Annuity Co., Hartford, Connecticut, owned 51% and 49%, respectively, of the voting securities of the Fund, and, therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                                          February 16, 1996

[LOGO] FEDERATED SECURITIES CORP.
       ---------------------------------------------

       Distributor
       A subsidiary of FEDERATED INVESTORS

       Federated Investors Tower
       Pittsburgh, PA 15222-3779

       CUSIP 458043700
       G01083-06 (2/96)                                        [RECYCLED LOGO]





   GROWTH STOCK FUND
   (A PORTFOLIO OF INSURANCE MANAGEMENT SERIES)

   PROSPECTUS

This prospectus offers shares of Growth Stock Fund (the "Fund"), which is a diversified investment portfolio in Insurance Management Series (the "Trust"), an open-end, diversified management investment company. The investment objective of the Fund is capital appreciation. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by insurance companies.
THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
This prospectus contains the information you should read and know before you invest in the Fund through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.
The Fund has also filed a Statement of Additional Information dated September 30, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information, is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
FUND SHARES ARE AVAILABLE EXCLUSIVELY AS FUNDING VEHICLES FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.
Prospectus dated September 30, 1995


    TABLE OFCONTENTS



   GENERAL INFORMATION                1

   INVESTMENT INFORMATION             1

     Investment Objective             1
     Investment Policies              1
     Investment Limitation            6
   NET ASSET VALUE                   11

   INVESTING IN THE FUND             11

     Purchases and Redemptions       11
     What Shares Cost                 7
     Dividends                       12
   FUND INFORMATION                  13

     Management of the Fund          13
     Distribution of Fund Shares      9
     Administration of the Fund       9
     Expenses of the Fund             9
     Brokerage Transactions          10
   SHAREHOLDER INFORMATION           10

     Voting Rights                   10
   TAX INFORMATION                   10

     Federal Taxes                   10
     State and Local Taxes           11
   PERFORMANCE INFORMATION           11

   ADDRESSES                         12




    GENERAL INFORMATION

The Fund is a portfolio of the Trust which was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.
    INVESTMENT INFORMATION

    INVESTMENT OBJECTIVE
The investment objective of the Fund is capital appreciation. The investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.
    INVESTMENT POLICIES
The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks.
Unless indicated otherwise, the investment policies of the Fund may be changed by the Board of Trustees ("Trustees") without the approval of shareholders.



Shareholders will be notified before any material change in these policies becomes effective.
ACCEPTABLE INVESTMENTS. The Fund's investment adviser selects equity securities on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of each company's business. The Fund generally invests in companies with market capitalization of $100,000,000 or more. The fundamental changes which the investment adviser will seek to identify in companies include, for example, restructuring of basic businesses or reallocations of assets which present opportunities for significant share price appreciation. At times, the Fund will invest in securities of companies which are deemed by the investment adviser to be candidates for acquisition by other entities as indicated by changes in ownership, changes in standard price-to-value ratios, and an examination of other standard analytical indices.
The securities in which the Fund invests include, but are not limited to common stocks, preferred stocks, convertible securities, securities of foreign issuers, securities of other investment companies, and corporate obligations, including bonds, debentures, notes, and warrants. In addition, the Fund may engage in repurchase agreements, lend portfolio securities, purchase securities on a when-issued or delayed-delivery basis, and invest in put and call options, futures, and options on futures.
CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Fund invests in convertible bonds rated "B" or higher by Standard & Poor's



Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") at the time of investment or, if unrated, of comparable quality. If a convertible bond is rated below "B" according to the characteristics set forth hereafter after the Fund has purchased it, the Fund is not required to drop the convertible bond from the portfolio but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.



Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices. SECURITIES OF FOREIGN ISSUERS. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions.
As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.
CORPORATE OBLIGATIONS. The Fund may invest up to 35% of its total assets in bonds, debentures, notes and warrants of corporate issuers. These securities will generally be rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of investment, or if unrated, of comparable quality. Securities which are rated BBB by S&P or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher-rated bonds. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Downgrades will be evaluated on a case by case basis by the investment adviser. The investment adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information.
In addition, with respect to the 35% limit, the Fund may invest up to 5% of its assets in debt obligations rated "B" or better by S&P or Moody's.
INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other open-end investment companies and in the securities of closed-end investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. Shareholders should realize that, when the Fund invests in other investment companies, certain fund expenses, such as custodian fees and administrative fees, may be duplicated. The investment adviser will waive its investment advisory fee on assets invested in securities of other investment companies.
REPURCHASE AGREEMENTS. The Fund will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees. RESTRICTED AND ILLIQUID SECURITIES. As a matter of investment practice, the Fund may invest up to 15% of its total assets in restricted securities. This restriction is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. To the extent restricted securities are deemed to be illiquid, the Fund will limit their purchase, including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, and certain restricted securities determined by the Trustees not to be liquid, to 15% of the net assets of the Fund.
LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. This is a fundamental policy which may not be changed without the approval of shareholders. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the portfolio securities loaned at all times. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.
The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.
TEMPORARY INVESTMENTS. For defensive purposes only, the Fund may also invest temporarily in cash and cash items during times of unusual market conditions and to maintain liquidity. Cash items may include short-term obligations such as:
      o commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch Investors Service, Inc.;
      o securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies and instrumentalities;



      o certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes, and other instruments of domestic and foreign banks and other deposit institutions; and
      o repurchase agreements.
PUT AND CALL OPTIONS. The Fund may purchase put options on stocks. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of calls by the Fund is intended to generate income for the Fund and, thereby, protect against price movements in particular securities in the Fund's portfolio.
Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.
The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's adviser.
Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market, while over-the-counter options may not.
FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell financial futures and stock index futures contracts to hedge all or a portion of its portfolio against changes in the price of its portfolio securities, but will not engage in futures transactions for speculative purposes.
The Fund may also write call options and purchase put options on financial futures and stock index futures contacts as a hedge to attempt to protect securities in its portfolio against decreases in value.
VARIABLE ASSET REGULATIONS. The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.
The Fund will be operated at all times so as to comply with the foregoing diversification requirements.
STATE INSURANCE REGULATIONS. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.
    INVESTMENT LIMITATION
The Fund will not:
      o borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.
The above investment limitation cannot be changed without shareholder approval.



    NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.
    INVESTING IN THE FUND

    PURCHASES AND REDEMPTIONS
Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."
The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations, resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.
Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.



    WHAT SHARES COST
The net asset value is determined at the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange each day the New York Stock Exchange is open. The Fund reserves the right to reject any purchase request. Net asset value of shares of the Fund will not be calculated on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.
    DIVIDENDS
Dividends on shares of the Fund are declared and paid quarterly.
Shares of the Fund will begin earning dividends if owned on the applicable record date. Dividends of the Fund are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value.



    FUND INFORMATION

    MANAGEMENT OF THE FUND
BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.
INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.
Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Trustees, and could result in severe penalties.
      ADVISORY FEES. The Fund's adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.
      ADVISER'S BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.
      Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.
      James E. Grefenstette has been the Fund's portfolio manager since the Fund's inception. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's investment adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at



      Westinghouse Credit Corp. from 1990 until 1992, and an investment officer at Pittsburgh National Bank from 1987 until 1990. Mr. Grefenstette received his M.B.A. in Finance from Carnegie Mellon University.
    DISTRIBUTION OF FUND SHARES
Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.
    ADMINISTRATION OF THE FUND
ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate as specified below:
               MAXIMUM
            ADMINISTRATIVE FEE          AVERAGE AGGREGATE DAILY NET ASSETS
               .15 of 1%                on the first $250 million
               .125 of 1%               on the next $250 million
               .10 of 1%                on the next $250 million
               .075 of 1%               on assets in excess of $750 million
The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.
CUSTODIAN. State Street Bank and Trust Company, P.O. Box 8604, Boston, Massachusetts 02266-8604, is custodian for the securities and cash of the Fund.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, Boston, Massachusetts, is the transfer agent for shares of the Fund and dividend disbursing agent for the Fund.
INDEPENDENT AUDITORS. The independent auditors for the Fund are Deloitte & Touche LLP, Boston, Massachusetts.
    EXPENSES OF THE FUND
The Fund pays all of its own expenses and its allocable portion of the Trust's expenses. These expenses include, but are not limited to, the cost of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing and redeeming shares; fees for custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However, the adviser may voluntarily waive and/or reimburse some expenses.
    BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.
    SHAREHOLDER INFORMATION

    VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.
Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees in certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.
    TAX INFORMATION

    FEDERAL TAXES
The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.



The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.
The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
    STATE AND LOCAL TAXES
Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.
    PERFORMANCE INFORMATION

From time to time the Fund advertises total return and yield. Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage. The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.



Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.
From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


    ADDRESSES

    Insurance ManagementSeries
          Growth Stock Fund        Federated Investors Tower
                                   Pittsburgh, Pennsylvania 15222-3779


    Distributor
          Federated Securities Corp.                             Federated
    Investors Tower
                                   Pittsburgh, Pennsylvania 15222-3779


    Investment Adviser
          Federated Advisers       Federated Investors Tower
                                   Pittsburgh, Pennsylvania 15222-3779


    Custodian



          State Street Bank and    P.O. Box 8604
          Trust Company            Boston, Massachusetts 02266-8604


    Transfer Agent and Dividend Disbursing Agent
          Federated Services Company                             P.O. Box 8604
                                   Boston, Massachusetts 02266-8604


    Independent Public Accountants
          Deloitte & Touche LLP    125 Summer Street
                                   Boston, Massachusetts 02110-1617








   GROWTH STOCK FUND

   Prospectus

    A Diversified Portfolio of
    Insurance Management Series,
    An Open-End Management
    Investment Company

    September 30, 1995

     FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779

Cusip 458043 70 0
G01283-01 (9/95)


GROWTH STOCK FUND
(A PORTFOLIO OF INSURANCE MANAGEMENT SERIES)



SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 1995.
A. Please insert the following as the second paragraph of the sub-section
entitled "Portfolio      Turnover" on page 6:
   "For the period from November 9, 1995 (start of performance) to December 31, 1995, the portfolio turnover rate for the Fund was 4%."
B. Please insert the following as the second paragraph under the sub-section
entitled "Fund      Ownership" on page 12:
   "As of January 31, 1996, the following shareholders of record owned 5% or
more of the    outstanding shares of the Fund: Aetna Insurance Co. of America,
Hartford, Connecticut, 51% and     Aetna Life Insurance & Annuity Co.,
Hartford, Connecticut, 49%."
C. Please insert the following as the second paragraph under the sub-section entitled "Advisory Fees" on page 14:
   "For the period from  November 9, 1995 (start of performance) to December
31, 1995, the Adviser    earned $231, all of which  was voluntarily waived."
D. Please insert the following information as the second sentence of the
paragraph under the section   entitled "Administrative Services" on page 14:
   "For the period from November 9, 1995 (start of performance) to December
31, 1995, Federated      Administrative Services earned $17,808."
E. Please insert the following as the final paragraph under the section
entitled "Brokerage      Transactions" on page 14:
   "For the period from November 9, 1995 (start of performance) to December 31, 1995, the Fund paid $322 in brokerage commissions on brokerage transactions."
F. Please insert the following information as the final paragraph under the section entitled "Total Return" on page 15:



   "Cumulative total return reflects the Fund's total  performance over a
specified period of time. The      Fund's cumulative total return is reflective
of only 2  months of fund activity since the Fund's    date of initial public
investment. The Fund's cumulative total return for the period from
   November 9, 1995 (start of performance) to December 31, 1995, was 3%."
G. Please insert the following information as the first paragraph under the
section entitled "Yield"      on page 16:
   "The Fund's SEC yield for the thirty-day period ended December 31, 1995, was 1.26%."


H. Please insert the following section entitled "Financial Statements"
immediately following the     section entitled "About Federated Investors" on
page 17:
   "Financial Statements
   The Fund's Financial Statements for the fiscal year ended December 31,
1995, are incorporated   herein by reference to the Annual Report of the Fund
dated December 31, 1995 (File Nos. 33-69268 and 811-8042). A copy of the Report may be obtained without charge by contacting the Fund."

                                                              February 16, 1996
     FEDERATED SECURITIES CORP.

Distributor
A subsidiary of FEDERATED INVESTORS
Federated Investors Tower
PITTSBURGH, PA  15222-3779
Cusip 458043700



G01083-07 (2/96)



                               GROWTH STOCK FUND
                 (A PORTFOLIO OF INSURANCE MANAGEMENT SERIES)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of the Growth Stock Fund (the "Fund") dated September 30, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus, write or call the Fund.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated September 30, 1995
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS




   INVESTMENT OBJECTIVE AND POLICIES    1

     TYPES OF INVESTMENTS               1
     FUTURES AND OPTIONS TRANSACTIONS   2
     RESTRICTED AND ILLIQUID SECURITIES 4
     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS     5
     LENDING OF PORTFOLIO SECURITIES    5
     REPURCHASE AGREEMENTS              5
     REVERSE REPURCHASE AGREEMENTS      5
     PORTFOLIO TURNOVER                 6
   INVESTMENT LIMITATIONS               6

   INSURANCE MANAGEMENT SERIES MANAGEMENT    8

     THE FUNDS                         12
     FUND OWNERSHIP                    12
     TRUSTEES' COMPENSATION            13
     TRUSTEE LIABILITY                 13
   INVESTMENT ADVISORY SERVICES        13

     ADVISER TO THE FUND               13
     ADVISORY FEES                     14
   ADMINISTRATIVE SERVICES             14

     TRANSFER AGENT AND DIVIDEND DISBURSING AGENT 14
   BROKERAGE TRANSACTIONS              14

   PURCHASING SHARES                   14

   DETERMINING NET ASSET VALUE         14

     DETERMINING VALUE OF SECURITIES   14



   MASSACHUSETTS PARTNERSHIP LAW       15

   TAX STATUS                          15

     THE FUND'S TAX STATUS             15
     SHAREHOLDER'S TAX STATUS          15
   TOTAL RETURN                        15

   YIELD                               15

   PERFORMANCE COMPARISONS             16

   ABOUT FEDERATED INVESTORS           17

     MUTUAL FUND MARKET                17
   APPENDIX                            18



    INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is capital appreciation. The Fund pursues this investment objective by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant changes are taking place. The investment objective cannot be changed without approval of shareholders.
    TYPES OF INVESTMENTS
The Fund may invest in common stocks, preferred stocks, convertible securities, securities of foreign issuers, U.S. government obligations, securities of other investment companies; and corporate obligations, including bonds, debentures, notes, and warrants. The Fund may also engage in repurchase agreements, lend portfolio securities, purchase securities on a when-issued or delayed delivery basis, and invest in put and call options, futures and options on futures. The following supplements the discussion of acceptable investments in the prospectus.
     CORPORATE DEBT SECURITIES
     Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Corporate debt securities that are lower-rated (i.e., rated below BBB by S&P or Baa by Moody's) are commonly referred to as "junk bonds." While these lower-rated bonds will usually offer higher yields than higher-rated securities, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominately speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than for investment grade bonds. As a result of these factors, lower-rated bonds tend to have more price volatility and carry more risk to principal than higher-rated bonds. The investment adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers.
     CONVERTIBLE SECURITIES
     As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As interest rates increase, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.
     Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.
     WARRANTS
     Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. FUTURES AND OPTIONS TRANSACTIONS
     As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on portfolio securities and securities indices. The Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on a futures contract may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Fund will not engage in futures transactions for speculative purposes.
     FUTURES CONTRACTS
     The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.
     The Fund also may purchase and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade to hedge against changes in prices. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.



     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
     "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash, U.S. government securities or highly-liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.



     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
     To the extent required to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid status as a "commodity pool operator," the Fund will not enter into a futures contract, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. Second, the Fund will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.



     PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS
     The Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
     When the Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the Fund, at the strike price, a short position in such futures contract, even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction.
     CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.



     In other words, as the underlying futures price falls below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities. When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
     PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES
     The Fund may purchase put options on portfolio securities and stock indices to protect against price movements in the Fund's portfolio securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.
     WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES



     The Fund may also write covered call options to generate income and thereby protect against price movements in the Fund's portfolio securities. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price or, in the case of a securities index, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).
     U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by the U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     oFederal Farm Credit System;
     oFederal Home Loan Bank System;
     oStudent Loan Marketing Association;
     oFederal National Mortgage Association; and



     oFederal Home Loan Mortgage Corporation.
    RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.
The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:
      o the frequency of trades and quotes for the security;
      o the number of dealers willing to purchase or sell the security and the number of other potential buyers;



      o dealer undertakings to make a market in the security; and
      o the nature of the security and the nature of the marketplace trades. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price.
No fees or other expenses, other than normal transactions costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled. The Fund may engage in these transactions to an extent that would cause the segregation of an amount up to 20% of its total assets.
    LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Fund may lend its portfolio securities, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.



    REPURCHASE AGREEMENTS
The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
    REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.
    PORTFOLIO TURNOVER
Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 100%.
    INVESTMENT LIMITATIONS

     SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
     ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.
     PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of its total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges by the Fund: margin deposits for the purchase and sale of futures contracts and related options, any segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
     CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.
     INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options on futures contracts provided that the sum of its initial margin deposits for futures contracts plus premiums paid by it for open options on futures contracts may not exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts.
     INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate. LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust.
     UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
     DIVERSIFICATION OF INVESTMENTS
     With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer.
     In addition, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective.
     INVESTING IN MINERALS



     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except it may invest in the securities of issuers which invest in or sponsor such programs.
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.
     INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor. INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the Officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
     INVESTING IN PUT OPTIONS
     The Fund will not purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put options.



     WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
     PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for the purpose of exercising control or management.
     INVESTING IN WARRANTS
     The Fund will not invest more than 5% of the value of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. (If state restrictions change, this latter restriction may be revised without notice to shareholders). For purposes of this investment restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.
     INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 15% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.
     INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, over the counter options, and certain restricted securities not determined by the Trustees to be liquid.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.
The Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
To comply with registration requirements in certain states, the Fund (1) will limit the margin deposits on futures contracts entered into by the Fund to 5% of its net assets, (2) will limit the aggregate value of the assets underlying covered call options or put options written by the Fund to not more than 25% of its net assets, and (3) will limit the premiums paid for options purchased by the Fund to 5% of its net assets. (If state requirements change, these restrictions may be revised without shareholder notification).
    INSURANCE MANAGEMENT SERIES MANAGEMENT
Officers and Trustees are listed with their addresses, birth dates, principal occupations during the past five years, and present positions with Insurance Management Series.




    John F. Donahue@*
    Federated Investors Tower
    Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.


    Thomas G. Bigley
    28th Floor, One Oxford Centre
    Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.



    John T. Conroy, Jr.
    Wood/IPC Commercial Department
    John R. Wood and Associates, Inc., Realtors
    3255 Tamiami Trail North
    Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


    William J. Copeland
    One PNC Plaza - 23rd Floor
    Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.



    James E. Dowd
    571 Hayward Mill Road
    Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


    J. Christopher Donahue *
    Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
President and Trustee
    President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Executive Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



    Lawrence D. Ellis, M.D. *
    3471 Fifth Avenue, Suite 1111
    Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.


    Edward L. Flaherty, Jr.@
    Henny, Kochuba, Meyer and Flaherty
    Two Gateway Center - Suite 674
    Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.



    Peter E. Madden
    70 Westcliff Road
    Westin, MA
Birthdate:  April 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


    Gregor F. Meyer
    Henny, Kochuba, Meyer and Flaherty
    Two Gateway Center - Suite 674
    Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


    John E. Murray, Jr., J.D., S.J.D.
    President, Duquesne University
    Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.







    Wesley W. Posvar
    1202 Cathedral of Learning
    University of Pittsburgh
    Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.




    Marjorie P. Smuts
    4905 Bayard Street
    Pittsburgh, PA
Birthdate:  July 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


    Edward C. Gonzales
    Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President, and Director, Federated Securities Corp.; Trustee, Federated Services Company and Federated Shareholder Services; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Executive Vice President, President, or Treasurer of some of the Funds.




    Richard B. Fisher
    Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


    David M. Taylor
    Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Senior Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of some of the Funds.




    John W. McGonigle
    Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


     * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
    THE FUNDS
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated



Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S, Government Secuities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust;; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
    FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.



    TRUSTEES' COMPENSATION


                    AGGREGATE
NAME ,              COMPENSATION
POSITION WITH       FROM           TOTAL COMPENSATION PAID
TRUST               TRUST*           FROM FUND COMPLEX +


John F. Donahue,       $0          $0 for the Trust and
Trustee and Chairman               68 other investment companies in the Fund
                                   Complex
Thomas G. Bigley,      $252        $20,688 for the Trust and
Trustee                            49 other investment companies in the Fund
                                   Complex
John T. Conroy, Jr.,   $276        $117,202 for the Trust and
Trustee                            64 other investment companies in the Fund
                                   Complex
William J. Copeland,   $276        $117,202 for the Trust and
Trustee                            64 other investment companies in the Fund
                                   Complex
J. Christopher Donahue,$0          $0 for the Trust and
Trustee and President              14 other investment companies in the Fund
                                   Complex
James E. Dowd,         $276        $117,202 for the Trust and
Trustee                            64 other investment companies in the Fund
                                   Complex
Lawrence D. Ellis, M.D.,           $252 $106,460 for the Trust and



Trustee                            64 other investment companies in the Fund
                                   Complex
Edward L. Flaherty, Jr.,           $276 $117,202 for the Trust and
Trustee                            64 other investment companies in the Fund
                                   Complex
Peter E. Madden,       $100        $90,563 for the Trust and
Trustee                            64 other investment companies in the Fund
                                   Complex
Gregor F. Meyer,       $252        $106,460 for the Trust and
Trustee                            64 other investment companies in the Fund
                                   Complex
John E. Murray, Jr.,   $0          $0 for the Trust and
Trustee                            68 other investment companies in the Fund
                                   Complex
Wesley W. Posvar,      $252        $106,460 for the Trust and
Trustee                            64 other investment companies in the Fund
                                   Complex
Marjorie P. Smuts,     $252        $106,460 for the Trust and
Trustee                            64 other investment companies in the Fund
                                   Complex
*Information is furnished for the fiscal year ended December 31, 1994. The aggregate compensation is provided for the Trust which is comprised of six portfolios.
+The information is provided for the last calendar year.
    TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
    INVESTMENT ADVISORY SERVICES

    ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
    ADVISORY FEES
For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus.
    ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Dr. Henry J. Gailliot, an officer of Federated Advisers, the adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.



    TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company serves as transfer agent and dividend disbursing agent for the Fund. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Fund's accounting records. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.
    BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include:
      o advice as to the advisability of investing in securities;
      o security analysis and reports;
      o economic studies;
      o industry studies;
      o receipt of quotations for portfolio evaluations; and
      o similar services.
The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the adviser or by affiliates of Federated Investors in advising Federated funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.



    PURCHASING SHARES

Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."
    DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
    DETERMINING VALUE OF SECURITIES
The values of the Fund's portfolio securities are determined as follows:
      o for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
      o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
      o for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available; otherwise, as determined by an independent pricing service;
      o for unlisted equity securities, the latest mean prices;
      o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or
      o for all other securities, at fair value as determined in good faith by the Board of Trustees.



    MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders of the Fund may be held liable as partners under Massachusetts law for obligations of the Fund. To protect shareholders of the Fund, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for acts or obligations of the Fund. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
    TAX STATUS

    THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
      o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
      o derive less than 30% of its gross income from the sale of securities held less than three months;



      o invest in securities within certain statutory limits; and
      o distribute to its shareholders at least 90% of its net income earned during the year.
    SHAREHOLDER'S TAX STATUS
The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
    TOTAL RETURN

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.



    YIELD

The yield for the Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also, the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.
    PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
      o portfolio quality;
      o average portfolio maturity;
      o type of instruments in which the portfolio is invested;
      o changes in interest rates and market value of portfolio securities;
      o changes in Fund expenses; and
      o the relative amount of the Fund's cash flow.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
      o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return.
        Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Trust will quote its Lipper ranking in the "growth funds" category in advertising and sales literature.
      o DOW JONES INDUSTRIAL AVERAGE ("DJIA") is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones &
        Company, it is cited as a principal indicator of market conditions.
      o STANDARD & POOR'S LOW-PRICED INDEX compares a group of approximately twenty actively traded stocks priced under $25 for one month periods and year-to-date.
      o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.



      o STANDARD & POOR'S 500 ("S&P 500") is an unmanaged index of common stocks in industry, transportation, finance, and public utilities denoting general market performance, as monitored by Standard & Poor's Corporation.
      o LIPPER GROWTH FUND AVERAGE is an average of the total returns for 251 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.
      o LIPPER GROWTH FUND INDEX is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.
      o MORNINGSTAR, INC. , an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time.
From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services money market instruments average.
    ABOUT FEDERATED INVESTORS

Federated is dedicated to meeting investor needs which is reflected in its investment decision making - structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the equity sector, Federated has more than 25 years' experience. As of December 31, 1994, Federated managed 15 equity funds totaling approximately $4 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.
J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.
    MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
     INSTITUTIONAL
     Federated meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
     TRUST ORGANIZATIONS
     Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
     Federated mutual funds are available to consumers through major brokerage firms nationwide - including 200 New York Stock Exchange firms - supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.
*Source: Investment Company Institute



    APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.



A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B--Debt rated "BB" and "B" is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "B" indicates the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.



A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA--Bonds which are rate "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Cusip 458043700